UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2026

MENTARI THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

British Columbia	001-39685	98-1428279
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Norton Rose Fulbright Canada LLP

Suite 1800 - 510 West Georgia Street

Vancouver, British Columbia, Canada V6B 0M3

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (604) 669-7207

InMed Pharmaceuticals Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	INM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTES

As previously disclosed in the Current Report on Form 8-K filed on May 19, 2026 by Mentari Therapeutics, Inc., formerly known as InMed Pharmaceuticals Inc. (the “Company”), the Company and Mentari Therapeutics, Inc., a Delaware corporation (“Mentari”), entered into an Agreement and Plan of Merger and Reorganization on May 19, 2026, which agreement was subsequently amended on July 6, 2026 (as amended, the “Merger Agreement”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, the Company will redomesticate from British Columbia, Canada to the State of Nevada by continuation out of British Columbia (under the laws of British Columbia) and domestication (under the laws of Nevada) (the “Redomestication”), Indigo Merger Sub Corp., a Delaware corporation (“First Merger Sub”), will merge with and into Mentari, with Mentari continuing as a wholly owned subsidiary of the Company and the surviving corporation of the merger (the “First Merger”), and Mentari will merge with and into Indigo Merger Sub II, LLC, a Delaware limited liability company (“Second Merger Sub” and together with First Merger Sub, “Merger Subs”), with Second Merger Sub being the surviving entity of the merger (the “Second Merger” and, together with the First Merger, the “Merger”). As contemplated by the Merger Agreement, prior to the expected closing date of the Merger (the “Closing Date”), and prior to the Redomestication, the Company legally changed its name to “Mentari Therapeutics, Inc.” effective November 4, 2026, as described in Item 5.03 of this Current Report. After the completion of the Merger, Second Merger Sub will change its corporate name to “Mentari Therapeutics Operating Company LLC.” The term “Combined Company” when used herein refers to the post-Merger corporate structure including the Company as the parent entity organized in Nevada and Mentari Therapeutics Operating Company LLC as its wholly owned subsidiary.

In connection with the Merger, the Board of Directors of the Company (the “Board”), without a separate vote of the Company’s shareholders as permitted under the Company’s notice of articles and articles, on October 23, 2026 approved a change of the Company’s corporate name to “Mentari Therapeutics, Inc.” and approved a consolidation of the Company’s common shares (the “Common Shares”) on a one (1)-for-ten (10) basis (the “Consolidation”). In addition, on November 4, 2026, following the Company’s annual general and special meeting of shareholders held on November 4, 2026 (the “Shareholders Meeting”), the Board approved the creation of a new series of non-voting convertible preferred shares of the Company, and the Company altered its notice of articles and amended the Articles (as defined below) in order to create such series.

Item 5.03: Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 4, following the Shareholders Meeting, 2026, the Company filed a notice of alteration (the “Notice of Alteration”) with the Province of British Columbia Registrar of Companies to change the name of the Company from “InMed Pharmaceuticals Inc.” to “Mentari Therapeutics, Inc.,” effective as of November 4, 2026 (the “Name Change”). A copy of the Notice of Alteration is attached as Exhibit 3.1 hereto and is incorporated by reference herein. In connection with the Name Change, the Board amended the articles of Mentari Therapeutics, Inc., formerly the articles of InMed Pharmaceuticals Inc. (as amended, the “Articles”), to reflect the corporate name “Mentari Therapeutics, Inc.,” effective as of November 4, 2026. A copy of the Company’s amended Articles reflecting the Name Change is attached as Exhibit 3.2 hereto and incorporated by reference herein.

The Notice of Alteration also effected the Consolidation. As of the effective time of the Consolidation, every ten (10) Common Shares issued and outstanding immediately prior to the Consolidation were automatically consolidated into one (1) issued and outstanding Common Share, without any change in shareholders’ proportionate equity or voting interests in the Company, other than as a result of the treatment of fractional shares described below. Per the requirements of the Business Corporations Act (British Columbia) (the “BCBCA”), under which the Company was regulated at the time of the Consolidation, if, as a result of the Consolidation, a shareholder became entitled to a fractional share, such fractional share was rounded up to the nearest whole number if 0.5 or greater and down to the nearest whole number if less than 0.5, and no cash or other consideration was paid in respect of rounding. Effective at the commencement of trading on November 5, 2026, the Common Shares are expected to begin trading on The Nasdaq Capital Market (“Nasdaq”) on a post-Consolidation basis under the Company’s existing symbol “INM”, with a new CUSIP number of 457637809 and a new ISIN number of CA4576378091. In addition, as a result of the Consolidation, proportionate adjustments were made to the per share exercise price and the number of Common Shares issuable upon the exercise of all outstanding stock options and warrants of the Company, and the number of Common Shares reserved for issuance under the Company’s existing equity incentive plan was reduced proportionately.

The Notice of Alteration also effected the designation of 4,013 of the Company’s authorized but undesignated preferred shares as Series A Non-Voting Preferred Shares (the “Series A Preferred Shares”), effective as of November 4, 2026. Except as otherwise required by the Articles or applicable law, the Series A Preferred Shares do not have voting rights, other than the right of holders of Series A Preferred Shares, voting together as a separate class on an as-converted basis, to elect two directors to the Board for so long as at least 30% of the originally issued Series A Preferred Shares remain outstanding. Each Series A Preferred Share is convertible, at the option of the holder, into 1,000 Common Shares, subject to a limitation that initially prohibits a holder, together with its affiliates, from converting Series A Preferred Shares to the extent such conversion would result in the holder beneficially owning more than 19.99% of the Company’s then-outstanding Common Shares. For so long as at least 30% of the originally issued Series A Preferred Shares remain outstanding, the Company may not, without the affirmative vote of the holders of a majority of the then-outstanding Series A Preferred Shares, take certain actions, including altering the rights of the Series A Preferred Shares, amending the Articles in a manner adverse to the Series A Preferred Shares, issuing additional Series A Preferred Shares, increasing the size of the Board, or consummating certain fundamental or change-of-control transactions.

The foregoing descriptions of the Notice of Alteration and the Articles, as amended, do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of such documents, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.07: Submission of Matters to a Vote of Security Holders.

On November 4, 2026, the Company held its Shareholders Meeting, at which the proposals set forth below, relating to the Merger Agreement and other matters, were submitted to the Company’s shareholders. The proposals are described in detail in the Company’s proxy statement/prospectus, dated October 1, 2026 and included as part of the Company’s registration statement on Form S-4 (File No. 333-297234) (the “Proxy Statement”). There were 5,493,735 Common Shares outstanding and entitled to vote on September 25, 2026, the record date for the Shareholders Meeting, and 3,630,088 Common Shares were represented in person or by proxy at the Shareholders Meeting, which number constituted a quorum. The final voting results regarding each proposal voted upon by the Company’s shareholders (as applicable) are set forth below.

Proposal No. 1-Nasdaq Share Issuance Proposal

The Company’s shareholders approved (i) the issuance of the Common Shares, including the Common Shares issuable upon conversion of the Series A Preferred Shares, which will represent more than 20% of the Common Shares outstanding immediately prior to the First Merger, to stockholders of Mentari pursuant to the Merger Agreement, and (ii) the change of control of the Company resulting from the First Merger, pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), respectively.

Votes For	% Votes For	Votes Against	% Votes Against	Votes Abstained	% Votes Abstained
2,615,030	97.295%	13,420	0.499%	59,288	2.206%

Proposal No. 2-Return of Capital Proposal

The Company’s shareholders approved, via special resolution, one or more reductions of the capital of the Company in respect of the Common Shares (and, in the case of an InMed Legacy Transaction Distribution (as defined in the section titled “The Merger Agreement — InMed Legacy Transaction” beginning on page 213 of the Proxy Statement), the InMed Preferred Shares (as defined in the section titled “Description of InMed Shares — Authorized Share Structure” beginning on page 450 of the Proxy Statement), if applicable) in connection with the distributions to the Company’s shareholders contemplated by the Merger Agreement.

Votes For	% Votes For	Votes Against	% Votes Against	Votes Abstained	% Votes Abstained
2,615,290	97.304%	13,090	0.487%	59,358	2.208%

Proposal No. 3-Redomestication Proposal

The Company’s shareholders approved, via special resolution, the redomestication of the Company from British Columbia, Canada to the State of Nevada by continuation out of British Columbia under British Columbia law and domestication under Nevada law.

Votes For	% Votes For	Votes Against	% Votes Against	Votes Abstained	% Votes Abstained
2,387,379	88.825%	240,296	8.940%	60,063	2.235%

Proposal No. 4-Stock Plan Proposal

The Company’s shareholders approved the Mentari Therapeutics, Inc. 2026 Stock Incentive Plan (included in Annex Q to the Proxy Statement).

Votes For	% Votes For	Votes Against	% Votes Against	Votes Abstained	% Votes Abstained
2,381,747	88.615%	245,657	9.140%	60,334	2.245%

Proposal No. 5-ESPP Proposal

The Company’s shareholders approved the Mentari Therapeutics, Inc. 2026 Employee Stock Purchase Plan (included in Annex R to the Proxy Statement).

Votes For	% Votes For	Votes Against	% Votes Against	Votes Abstained	% Votes Abstained
2,607,257	97.006%	21,352	0.794%	59,129	2.200%

Proposal No. 6-Merger Compensation Proposal

The Company’s shareholders approved, on an advisory basis, certain compensation arrangements for the Company’s named executive officers that are based on or otherwise relate to the Merger.

Votes For	% Votes For	Votes Against	% Votes Against	Votes Abstained	% Votes Abstained
2,605,280	96.932%	22,311	0.830%	60,147	2.238%

Proposal No. 7-Financial Statements Proposal

The Company’s shareholders received the audited consolidated financial statements of the Company, together with the auditor’s report thereon, for the fiscal year ended June 30, 2026.

Proposal No. 8-Director Election Proposal

The Company’s shareholders elected five director nominees to the Board to hold office until the next annual meeting of shareholders or until their respective successors are duly elected or appointed, unless such office is earlier vacated or such director becomes disqualified; provided that if the Merger is consummated, the composition of the Board will be reconstituted upon completion of the Merger, in accordance with the Merger Agreement. Results of the vote for the election of the director nominees to the Board at the Shareholders Meeting are set out as follows:

Director	Votes For		Withheld Votes
	Number	Percentage	Number	Percentage
Andrew Hull	2,613,186	97.226%	74,552	2.774%
Nicole Lemerond	2,399,806	89.287%	287,932	10.713%
Neil Klompas	2,616,039	97.332%	71,699	2.668%
John Bathery	2,616,259	97.341%	71,479	2.659%
Eric A. Adams	2,613,397	97.234%	74,341	2.766%

Proposal No. 9-Auditor Proposal

The Company’s shareholders approved the re-appointment of CBIZ CPAs P.C. as the auditor/independent registered public accounting firm of the Company for the ensuing year and the authorization of the directors to fix the remuneration to be paid to the auditors, provided that Ernst & Young, LLP is expected to be appointed for such year if the Merger is consummated.

Votes For	% Votes For	Votes Withheld	% Votes Withheld
3,482,806	95.943%	147,282	4.057%

Proposal No. 10-Adjournment Proposal

In connection with the Shareholders Meeting, the Company also solicited proxies with respect to a proposal to adjourn the Shareholders Meeting, if necessary, to solicit additional proxies if there is not a sufficient number of votes in favor of Proposal No. 1—Nasdaq Share Issuance Proposal. As there were sufficient votes to approve Proposal No. 1—Nasdaq Share Issuance Proposal, an adjournment of the Shareholders Meeting was determined not to be necessary.

Item 8.01. Other Events.

On November 4, 2026, the Company issued a press release announcing the results of its Shareholders Meeting, the Name Change and the completion of the Consolidation. The completion of the Consolidation resulted in the Common Shares being reduced from 5,493,735 to approximately 549,374 Common Shares on a non-diluted basis, and each shareholder holds the same percentage of Common Shares outstanding immediately after the Consolidation as such shareholder held immediately prior to the Consolidation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The press release contains forward-looking statements and includes cautionary statements identifying important factors that could cause actual results to differ materially from those in the forward-looking statements.

In addition to the Consolidation, and as described in greater detail in Item 5.03 of this Current Report, the Company’s Name Change became legally effective as of November 4, 2026, in connection with the expected closing of the Merger. The information set forth in Item 5.03 is hereby incorporated into this Item 8.01 by reference.

In connection with the Merger and pursuant to a contingent value rights agreement to be entered into on or prior to the Closing Date (the “CVR Agreement”), the Company expects to issue to shareholders of record as of the close of business on November 5, 2026 (the “CVR Distribution Record Date”) one contingent value right (each, a “CVR”) for each outstanding Common Share held by such shareholder as of the CVR Distribution Record Date on a post-Consolidation basis, with each CVR representing the right to receive contingent payments upon the occurrence of certain events set forth in, and subject to and in accordance with the terms of, the CVR Agreement. Investors who purchase Common Shares on Thursday, November 5, 2026 are not expected to be holders of record as of the CVR Distribution Record Date. Common Shares to be issued in connection with the surrender of outstanding in-the-money stock options of the Company, as contemplated in connection with the Merger, will not entail any corresponding CVR entitlement.

Cautionary Note Regarding Forward-Looking Information:

This Current Report on Form 8-K contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking information”) within the meaning of applicable securities laws. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “anticipates”, “believes”, “intends”, “potential”, “possible”, “would” and similar expressions. Such statements, based as they are on current expectations of management, inherently involve numerous risks, uncertainties and assumptions, known and unknown, many of which are beyond our control. Forward-looking information is based on management’s current expectations and beliefs and is subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Without limiting the foregoing, forward-looking information in this Current Report on Form 8-K includes, but is not limited to, statements about: the Merger, the change of control of the Company that will result from the First Merger, the closing of the Merger (if at all) and the expected timing thereof, the reductions in the capital of the Company in connection with any distributions to the Company’s shareholders, including any InMed Legacy Transaction Distributions, the Redomestication and the timing thereof, the reconstitution of the Board upon the completion of the Merger, the Mentari Therapeutics, Inc. 2026 Stock Incentive Plan, the Mentari Therapeutics, Inc. 2026 Employee Stock Purchase Plan, Merger-related compensation arrangements for the Company’s named executive officers, the appointment of Ernst & Young, LLP as the Company’s auditor for the ensuing year, the satisfaction or waiver of closing conditions under the Merger Agreement, and trading of the Company’s Common Shares on Nasdaq post-Consolidation.

Additionally, there are known and unknown risk factors which could cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking information contained herein. These risks and uncertainties include, but are not limited to, risks related to: the Merger may not be completed on the anticipated timeline or at all, the failure to satisfy the conditions to closing, the outcome of preclinical studies and clinical trials, regulatory approval processes, the combined company’s reliance on third parties, protection of intellectual property, the combined company’s need for substantial additional funding and Nasdaq’s effecting of the Consolidation and approval of the initial listing application of the combined company. Should one or more of these risks or uncertainties materialize, or should any of the Company’s, Mentari’s or the combined company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. A complete discussion of the risks and uncertainties facing the Company’s stand-alone business is disclosed in the Company’s Annual Report on Form 10-K, as may be updated from time to time by the Company’s Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission available at www.sec.gov.

All forward-looking information herein is qualified in its entirety by this cautionary statement, and the Company disclaims any obligation to revise or update any such forward-looking information or to publicly announce the result of any revisions to any of the forward-looking information contained herein to reflect future results, events or developments, except as required by law.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed transaction or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS COMMUNICATION IS TRUTHFUL OR COMPLETE.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Notice of alteration effecting the Name Change and Consolidation and designating the Series A Preferred Shares, effective November 4, 2026.

3.2	Articles of Mentari Therapeutics, Inc. (formerly InMed Pharmaceuticals Inc.), as amended

99.1	Press Release dated November 4, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2026

MENTARI THERAPEUTICS, INC.

By:	/s/ Eric A. Adams
Name: Eric A. Adams
Title: Chief Executive Officer